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                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
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                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:    OCTOBER 12, 1999
DATE OF EARLIEST EVENT REPORTED:    OCTOBER 11, 1999

              STIRLING COOKE BROWN HOLDINGS LIMITED
      (Exact name of registrant as specified in its charter)


       BERMUDA                    000-23427                   NOT APPLICABLE
   (State or other        (Commission File Number)           (I.R.S. Employer
   jurisdiction of                                        Identification Number)
   incorporation or
    organization)
                    VICTORIA HALL, THIRD FLOOR
                        11 VICTORIA STREET
                     HAMILTON, HM 11, BERMUDA
             (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (441) 295-7556
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Item 5.   Other Events.
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     On October 11, 1999, the registrant issued the press release filed as
Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits.
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               Exhibit          Description
               -------          -----------


                 99.1           Press Release issued October 11, 1999

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


     Dated: October 12, 1999


                                  STIRLING COOKE BROWN HOLDINGS LIMITED


                                  By:      /s/George W. Jones
                                     ------------------------------
                                       George W. Jones
                                       Chief Financial Officer
                                       and Director

                               EXHIBIT INDEX



              Exhibit          Description
              -------          -----------

               99.1            Press Release issued October 11, 1999